SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 30, 2012

Date of Report (Date of earliest event reported)

NDB Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-52040

(Commission File Number)

98-0195748

(I.R.S. Employer Identification No.)

10777 Westheimer Rd.

Suite 1100

Houston, Texas 77042

(Address of principal executive offices)

(800) 676-1006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2. Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 30, 2012, NDB Energy, Inc. (the “Company,” or “we”) completed the acquisition of Armada Oil, Inc., a corporation organized under the laws of the State of Nevada (“Armada”) through a share exchange agreement (the “Share Exchange Agreement”) with Armada and Armada’s stockholders (the “Armada Stockholders”). Pursuant to the Share Exchange Agreement the Armada Stockholders sold all of the issued and outstanding shares of Armada’s common stock and all outstanding stock purchase warrants to the Company in return for 8,870,000 shares of the Company’s common stock, 2,520,000 Company Series B Warrants allowing the Armada Stockholders to purchase up to an equal number of shares of the Company’s common stock for a period of 5 years from the date of issuance at a purchase price of $2.00 per share and 2,520,000 Company Series C Warrants allowing the Armada stockholders to purchase up to an equal number of the Company’s shares of common stock for a period of 7 years from the date of issuance at a purchase price of $3.00 per share (collectively, the “Company Securities”). A copy of the Series B Warrant is attached as Exhibit 4.1 hereto and a copy of the Series C Warrant is attached as Exhibit 4.2 hereto.

The Company Series C Warrants contain a restrictive clause restricting the holder from exercising the warrant until such time as the Company informs the holder that the exercise of all the Series C Warrants, along with all other shares of the Company’s common stock issued to the Armada Stockholders pursuant to the Share Exchange Agreement, would constitute less than 49.9% of the Company’s issued and outstanding shares of common stock. The Company has also agreed to file a registration statement with the Securities and Exchange Commission to register the Company Securities within 60 days from the Company filing its Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2012.

Armada is now a wholly-owned subsidiary of the Company and the Armada Stockholders own approximately 43.7% of the Company’s issued and outstanding shares of common stock.

Armada is an independent energy company engaged in the exploration and production of shale oil through the development of a multiple objective oil and gas exploration project located in Southern Wyoming. Armada holds interests in Carbon County, Wyoming that includes a 25,000+ acre Niobrara and Casper formation project near existing infrastructure including oil and natural gas pipelines, oil refineries, and gas processing plants as well as various productive oil and natural gas fields. To date, Armada has acquired 1,280 acres, engineering data, 2D seismic and has an option to purchase an additional 23,700+ acres.

Armada’s business strategy, which is designated the “Overland Trail Project”, is to identify and exploit resources of potential sandstone reservoirs in the Upper and Lower parts of the Permian-Pennsylvanian age Casper and Niobrara Formations. High resistivity development in the 1st, 2nd, and 3rd Niobrara Chalks, as well as overlying and underlying high organic content marls, has been noted in the dozen or so logged wells that have penetrated the Niobrara. Hydrocarbon shows were recorded from wells drilled on Simpson Ridge Anticline on the west end and the Chapman Draw area on the north end of the project area. 140+ miles of 1980’s vintage 2D CDP seismic lines attest to the conformity of the Niobrara reflections that are present between thrust faults and away from well control points.

The Company intends to develop and produce reserves at a low cost and will take an aggressive approach to exploiting our contiguous acreage position through utilization of recent drilling technology advancements and best-practices seismic techniques. We believe that, through our acquisition of Armada, we will become uniquely familiar with the history and geology of the Overland Trail Project area through our collective experience in the region and our relationships with geologists and engineers who initiated and developed this and other projects in the area for more than 30 years. We believe that implementing our drilling strategy and using new shale drilling and completion techniques will enable us to find significant gas and oil reserves in the Overland Trail Project area.

Section 3. Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On March 30, 2012, as consideration for the acquisition of all of the outstanding shares of Armada’s common stock and all outstanding stock purchase warrants, the Company issued the Company Securities to the Armada Stockholders pursuant to the terms of the Share Exchange Agreement, as more fully set forth in Item 2.01 above.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), for the Company Securities issued under the Share Exchange Agreement pursuant to Section 4(2), Regulation D and/or Regulation S promulgated thereunder since, among other things, the transaction did not involve a public offering, Armada’s Stockholders are accredited investors and/or qualified institutional buyers, the Armada Stockholders had access to information about the Company and their investment, the Armada Stockholders took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities. As such, none of these securities may be offered or sold in the United States unless they are registered under the Act, or an exemption from the registration requirements of the Act is available.

Section 5. Corporate Governance and Management

Item 5.02 Departure of Certain Directors; Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2012, the Company appointed David Moss as a member of the Company’s Board of Directors.

Mr. Moss is the founder of Armada Oil, Inc. and has filled the role of President since January 2012. Mr. Moss has acquired, founded, invested and taken public various companies in a variety of industries since 1995. Since May 2007 he has been a Director of Pegasi Energy Resources Corporation (OTCBB: PGSI) and was responsible for their initial capital raise and public listing. Beginning October 2008, he led the purchase of Digital Orchid and sits on the Board of Managers of the renamed company, Sorteo Games LLC. He also co-founded Energi Management and Energi Drilling Partners, a drilling fund that has producing wells in Texas. He served as Managing Director, Corporate Finance, for Jesup Lamont Securities, where he advised companies on corporate strategy, financings, and business development. Previously, Mr. Moss served as Managing Partner at a Seattle-based venture capital firm, The Phoenix Partners. He holds an MBA from Rice University and a B.A. in Economics from the University of California, San Diego.

On March 30, 2012, Derek Cooper resigned as a member of the Company’s Board of Directors. Mr. Cooper’s resignation was not due to any disagreement between him the Company

SECTION 7. Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

4.1	Form of NDB Energy, Inc. Series B Warrant

4.2	Form of NDB Energy, Inc. Series C Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 3, 2012.

NDB Energy, Inc.

By: /s/ James Cerna, Jr.

James Cerna, Jr.

President and Chief Executive Officer